UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6273

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/06

FORM N-CSR
Item 1.	Reports to Stockholders.
Dreyfus Massachusetts Municipal Money Market Fund

ANNUAL REPORT November 30, 2006

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
25	Proxy Results
26	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Massachusetts
Municipal Money Market Fund

The Fund

A LETTER FROM THE CEO
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the 12-month period from December 1, 2005, through November 30, 2006.

Although reports of declining housing prices have raised some economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of November, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate. This anomaly may indicate that short-term interest rates have peaked, while the Federal Reserve Board remains “on hold” as it assesses new releases of economic data. As always, we encourage you to discuss the implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation December 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

Bill Vasiliou, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2006, the fund produced a yield of 2.75% .Taking into account the effects of compounding, the fund also produced an effective yield of 2.79% .1

Tax-exempt money market yields rose over much of the reporting period along with short-term interest rates, then stabilized in the summer and fall of 2006 when the Federal Reserve Board (the “Fed”) refrained from raising rates further.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes.The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

When pursuing the fund’s objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, municipal money market obligations that provide income exempt from federal and Massachusetts state income taxes. Second, we actively manage the fund’s average maturity based on our anticipation of interest-rate trends and supply-and-demand changes in Massachusetts’ short-term municipal marketplace, while anticipating the liquidity needs of the fund.

For example, if we expect an increase in short-term supply, we may reduce the average maturity of the fund, which should better position the fund to purchase new securities with higher yields, if higher yields

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

materialize.Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund’s weighted average maturity if purchased. If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain prevailing yields for as long as we deem appropriate. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends, liquidity needs and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

As it had since June 2004, the Fed continued to raise short-term interest rates at the start of the reporting period in its attempts to forestall inflationary pressures in a growing U.S. economy. Nonetheless, the economy continued to gain momentum. GDP growth climbed to a 5.6% annualized rate in the first quarter of 2006, and resurgent energy prices and hawkish comments from Fed members in the spring prompted investors to revise upward their expectations for inflation and interest rates. By the end of June the federal funds rate stood at 5.25%, its highest level in over four years.

Investors’ inflation concerns proved to be relatively short-lived, however. A slowdown in housing markets became apparent over the summer, and oil and gas prices began to moderate, helping to alleviate inflation fears. The Fed apparently agreed with a more benign inflation outlook, as it refrained from raising interest rates in August, September and October. It was later announced that U.S. economic growth cooled to a 2.2% annualized rate during the third quarter.

As investors’ inflation concerns eased, yields of longer-term municipal securities declined while those of shorter-dated instruments remained stable. By the fall, there was little difference in the yields of securities with maturities ranging from six months to four years. Investors therefore continued to focus on tax-exempt instruments maturing in six months or less.

4

In addition, the tax-exempt money markets were influenced by technical factors. Like many other states, Massachusetts’s sturdy tax revenues enabled the state to increase its budget reserves and therefore reduce its borrowing activity. A less robust supply of newly issued municipal money market instruments was met with strong investor demand, putting downward pressure on yields.

Due to narrow yield differences among longer-dated money-market eligible instruments, it made little sense to us to lock in the relatively low yields provided by one-year municipal notes. However, yields of very short-term variable-rate demand notes also were relatively unattractive. Instead, we found opportunities in tax-exempt commercial paper, municipal notes and seasoned municipal bonds with maturities in the three- to nine-month range.Whenever possible, we attempted to stagger the maturities of the fund’s holdings in this range to protect it from potential market volatility.

What is the fund’s current strategy?

Recent Fed comments and evidence of slower economic growth suggest to us that the Fed is unlikely either to raise or lower short-term interest rates over the foreseeable future.While we have maintained the fund’s weighted average maturity in a position that is slightly longer than industry averages, we may lengthen it further to take advantage of seasonal opportunities for higher yields that typically arise near year-end. Of course, we are prepared to adjust our strategies as market conditions continue to evolve.

December 15, 2006
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Massachusetts Municipal Money Market Fund from June 1, 2006 to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2006

Expenses paid per $1,000 †	$ 3.18
Ending value (after expenses)	$1,014.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2006

Expenses paid per $1,000 †	$ 3.19
Ending value (after expenses)	$1,021.91

† Expenses are equal to the fund’s annualized expense ratio of .63%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS November 30, 2006
Short-Term	Coupon	Maturity	Principal
Investments—101.2%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—99.7%
Athol Royalston Regional School
District, State Qualified, BAN	5.00	6/14/07	1,000,000	1,006,176
Bridgewater-Raynham Regional
School District, GO Notes, BAN	4.50	1/26/07	2,000,000	2,002,075
Dennis-Yarmouth Regional School
District, GO Notes, BAN	4.00	7/17/07	1,477,507	1,481,856
Haverhill,
BAN	4.50	11/9/07	1,000,000	1,008,612
Haverhill,
GO Notes (Insured; FGIC)	6.00	6/15/07	115,000	116,448
Holyoke,
GO Notes, Refunding (Insured; FSA)	6.00	6/15/07	250,000	253,148
Lowell,
GO Notes (Insured; AMBAC)	6.00	12/15/06	400,000	400,292
Massachusetts
(Insured; MBIA)	5.50	2/1/07	250,000	250,751
Massachusetts,
Consolidated Loan	5.00	12/1/06	150,000	150,000
Massachusetts,
Consolidated Loan (Insured;
AMBAC)	5.00	3/1/07	500,000	501,680
Massachusetts,
CP (LOC; Bank of Nova Scotia)	3.55	2/8/07	1,500,000	1,500,000
Massachusetts,
CP (LOC; Bank of Nova Scotia)	3.55	3/15/07	4,300,000	4,300,000
Massachusetts,
CP (LOC; Dexia Credit Locale)	3.60	12/14/06	7,000,000	7,000,000
Massachusetts,
GO Notes, Refunding	5.25	1/1/07	300,000	300,359
Massachusetts,
GO Notes, Refunding (Insured;
XLCA)	5.00	12/1/06	2,145,000	2,145,000
Massachusetts Bay Transportation
Authority, General
Transportation System	5.25	3/1/07	640,000	642,543
Massachusetts Bay Transportation
Authority, General
Transportation System,
Refunding	7.00	3/1/07	100,000	100,819

The Fund 7

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance
Agency, Assisted Living
Facilities Revenue (Whalers
Cove Project) (LOC; Wachovia
Bank)	3.52	12/7/06	1,350,000 [a]	1,350,000
Massachusetts Development Finance
Agency, MFHR (Archstone
Reading Apartments) (LOC; PNC
Bank)	3.53	12/7/06	3,440,000 [a]	3,440,000
Massachusetts Development Finance
Agency, MFHR (Georgetown
Village Apartments Project)
(Insured; FNMA)	3.55	12/7/06	5,825,000 [a]	5,825,000
Massachusetts Development Finance
Agency, MFHR (Midway Studios
Project) (LOC: Bank of America
and Citizens Bank of
Massachusetts)	3.54	12/7/06	5,000,000 [a]	5,000,000
Massachusetts Development Finance
Agency, Revenue (Alliance
Health of Massachusetts
Project) (LOC; PNC Bank)	3.53	12/7/06	3,600,000 [a]	3,600,000
Massachusetts Development Finance
Agency, Revenue
(Catania-Spagna Issue) (LOC;
Lloyds TSB Bank PLC)	3.56	12/7/06	2,745,000 [a]	2,745,000
Massachusetts Development Finance
Agency, Revenue (ECM Plastic
Issue) (LOC; PNC Bank)	3.58	12/7/06	2,490,000 [a]	2,490,000
Massachusetts Development Finance
Agency, Revenue (Fessenden
School Issue) (LOC; Bank of
America)	3.52	12/7/06	4,000,000 [a]	4,000,000
Massachusetts Development Finance
Agency, Revenue (FIBA
Technologies Issue) (LOC;
Comerica Bank)	3.56	12/7/06	1,790,000 [a]	1,790,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance
Agency, Revenue (Lesley
University Issue) (LOC; Bank
of America)	3.52	12/7/06	3,000,000 [a]	3,000,000
Massachusetts Development Finance
Agency, Revenue (Suffolk
University Issue) (Insured;
Assured Guaranty and Liquidity
Facility; Citizens Bank of
Massachusetts)	3.52	12/7/06	8,475,000 [a]	8,475,000
Massachusetts Development Finance
Agency, Revenue (Suffolk
University Issue) (Insured;
Radian Bank and Liquidity
Facility: Bank of America and
State Street Bank and Trust Co.)	3.55	12/7/06	9,800,000 [a]	9,800,000
Massachusetts Development Finance
Agency, Revenue (The Young
Mens Christian Association of
Greater Worcester Issue) (LOC;
TD Banknorth, NA)	3.52	12/7/06	6,250,000 [a]	6,250,000
Massachusetts Development Finance
Agency, Revenue (Wentworth
Institute of Technology, Inc.
Issue) (Insured; Radian Bank
and Liquidity Facility; Bank
of America)	3.55	12/7/06	4,700,000 [a]	4,700,000
Massachusetts Development Finance
Agency, RRR (Waste Management,
Inc. Project) (LOC; SunTrust
Bank)	3.54	12/7/06	5,500,000 [a]	5,500,000
Massachusetts Government Land
Bank, Special Obligation Revenue	5.25	2/1/07	165,000	165,444
Massachusetts Health and
Educational Facilities
Authority, CP (Harvard
University Issue)	3.58	2/9/07	1,000,000	1,000,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, CP (Harvard
University Issue)	3.55	3/8/07	3,000,000	3,000,000
Massachusetts Health and
Educational Facilities
Authority, CP (Harvard
University Issue)	3.57	3/8/07	3,350,000	3,350,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Putters
Program) (University of
Massachusetts Project)
(Insured; FGIC and Liquidity
Facility; PB Finance Inc.)	3.53	12/7/06	2,495,000 [a,b]	2,495,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue) (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch)	3.54	12/7/06	2,610,000 [a,b]	2,610,000
Massachusetts Housing Finance
Agency, SFHR (Single Family
Notes)	3.60	5/1/07	3,080,000 [c]	3,080,000
Massachusetts Industrial Finance
Agency, Industrial Revenue
(Mercer Paper Tube Corporation
Issue) (LOC; JPMorgan Chase
Bank)	3.56	12/7/06	1,250,000 [a]	1,250,000
Massachusetts Industrial Finance
Agency, Revenue (Barker Steel
Co. Issue) (LOC; Citizens Bank
of Massachusetts)	3.77	12/7/06	900,000 [a]	900,000
Massachusetts Industrial Finance
Agency, Revenue (Hi-Tech Mold
and Tool, Inc. Issue) (LOC;
SunTrust Bank)	3.57	12/7/06	875,000 [a]	875,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Industrial Finance
Agency, Revenue (Peterson
American Corp. Project)
(LOC; Bank One)	3.80	12/7/06	700,000 [a]	700,000
Massachusetts Port Authority,
Revenue, CP (Liquidity
Facility; Westdeutsche
Landesbank)	3.65	2/15/07	4,450,000	4,450,000
Massachusetts Port Authority,
Special Facilities Revenue
(Delta Air Lines, Inc.
Project) (Insured; AMBAC and
Liquidity Facility; Citibank NA)	3.58	12/7/06	7,495,000 [a,b]	7,495,000
Massachusetts Port Authority,
Special Facilities Revenue
(Delta Air Lines, Inc.
Project) (Insured; AMBAC
and Liquidity Facility;
Citibank NA)	3.58	12/7/06	7,495,000 [a,b]	7,495,000
Massachusetts School Building
Authority, Sales Tax Revenue
(Putters Program) (Insured;
FSA and Liquidity Facility; PB
Finance Inc.)	3.53	12/7/06	7,720,000 [a,b]	7,720,000
Massachusetts Water Resources
Authority, CP (LOC; Bayerische
Landesbank)	3.55	3/15/07	13,700,000	13,700,000
Massachusetts Water Resources
Authority, CP (LOC; State
Street Corporation)	3.56	1/16/07	3,500,000	3,500,000
Massachusetts Water Resources
Authority, CP (LOC; State
Street Corporation)	3.57	3/8/07	2,000,000	2,000,000
Pembroke,
GO Notes (Insured; MBIA)	5.00	8/1/07	538,000	542,351
Pembroke,
GO Notes, BAN	4.00	12/1/06	2,517,630	2,517,630

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Rail Connections, Inc.,
Revenue (Route 128
Parking Garage)	5.13	7/1/07	100,000 [d]	100,857
Ralph C. Mahar Regional School
District, GO Notes, BAN	4.50	12/1/06	1,648,748	1,648,748
U.S. Related—1.5%
Puerto Rico Government Development
Bank, Senior Notes (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch)	3.55	12/7/06	2,495,000 [a,b]	2,495,000

Total Investments (cost $164,214,789)			101.2%	164,214,789
Liabilities, Less Cash and Receivables			(1.2%)	(1,904,930)
Net Assets			100.0%	162,309,859

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, these securities amounted to $30,310,000 or 18.7% of net assets.
[c] Purchased on a delayed delivery basis.
[d] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+,F1	VMIG1,MIG1,P1	SP1+,SP1,A1+,A1	95.0
AAA,AA,A [e]	Aaa,Aa,A [e]	AAA,AA,A [e]	3.4
Not Rated [f]	Not Rated [f]	Not Rated [f]	1.6
			100.0

†	Based on total investments.
[e]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	164,214,789	164,214,789
Cash		716,114
Interest receivable		1,000,204
Prepaid expenses		13,153
		165,944,260

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		72,406
Payable for investment securities purchased		3,491,358
Payable for shares of Beneficial Interest redeemed		33
Accrued expenses		70,604
		3,634,401

Net Assets ($)		162,309,859

Composition of Net Assets ($):
Paid-in capital		162,309,945
Accumulated net realized gain (loss) on investments		(86)

Net Assets ($)		162,309,859

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		162,328,681
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended November 30, 2006
Investment Income ($):
Interest Income	5,308,552
Expenses:
Management fee—Note 2(a)	781,369
Shareholder servicing costs—Note 2(b)	94,160
Professional fees	54,372
Registration fees	19,927
Prospectus and shareholders’ reports	17,865
Custodian fees	13,506
Trustees’ fees and expenses—Note 2(c)	9,866
Micellaneous	17,227
Total Expenses	1,008,292
Investment Income—Net	4,300,260

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(86)
Net Increase in Net Assets Resulting from Operations	4,300,174

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Ten Months Ended	Year Ended
	November 30, 2006	November 30, 2005 [a]	January 31, 2005

Operations ($):
Investment income—net	4,300,260	2,320,575	994,584
Net realized gain
(loss) on investments	(86)	2,200	—
Net unrealized appreciation
(depreciation) on investments	—	(670)	670
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,300,174	2,322,105	995,254

Dividends to Shareholders from ($):
Investment income—net	(4,300,668)	(2,320,575)	(994,584)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	405,906,673	399,291,109	333,475,388
Dividends reinvested	2,260,876	1,410,505	552,910
Cost of shares redeemed	(403,673,981)	(380,178,332)	(384,968,879)
Increase (Decrease) in
Net Assets from Beneficial
Interest Transactions	4,493,568	20,523,282	(50,940,581)
Total Increase (Decrease)
in Net Assets	4,493,074	20,524,812	(50,939,911)

Net Assets ($):
Beginning of Period	157,816,785	137,291,973	188,231,884
End of Period	162,309,859	157,816,785	137,291,973

[a] The fund has changed its fiscal year end from January 31 to November 30.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Ten Months
	Year Ended	Ended
	November 30,	November 30,		Year Ended January 31,

Investor Shares	2006	2005 [a]	2005	2004	2003	2002

Per Share Data ($):
Net asset value
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.028	.015	.006	.005	.009	.022
Distributions:
Dividends from investment
income—net	(.028)	(.015)	(.006)	(.005)	(.009)	(.022)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.79	1.82[b]	.65	.48	.88	2.20

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.65	.65[b]	.65	.62	.60	.58
Ratio of net expenses
to average net assets	.65	.65[b]	.65	.62	.60	.58
Ratio of net investment income
to average net assets	2.75	1.81[b]	.62	.48	.88	2.15

Net Assets, end of period
($ x 1,000)	162,310	157,817	137,292	188,232	223,456	276,985

[a] The fund has changed its fiscal year end from January 31 to November 30.
[b] Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

On August 2, 2005, the Board of Trustees approved a change in the fund’s fiscal year end from January 31 to November 30.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

20

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At November 30, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $86 is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2006. If not applied, the carryover expires in fiscal 2014.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2006, November 30, 2005 and January 31, 2005 were all tax exempt income.

During the period ended November 30, 2006, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $408 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

At November 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2006, the fund was charged $61,248 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2006, the fund was charged $20,265 pursuant to the transfer agency agreement.

22

During the period ended November 30, 2006, the fund was charged $4,184 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $67,342, chief compliance officer fees $1,704 and transfer agency per account fees $3,360.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Massachusetts Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of November 30, 2006 and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Municipal Money Market Fund at November 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York January 8, 2007

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal period ended November 30, 2006 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s exempt-interest dividends paid for the 2006 calendar year on Form 1099-INT, which will be mailed by January 31, 2007.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on September 20, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Hodding Carter III †	53,773,347		845,649
Ehud Houminer †	54,368,583		250,414
Richard C. Leone †	54,372,172		246,824
Hans C. Mautner †	54,371,999		246,997
Robin A. Melvin †	54,370,701		248,295
John E. Zuccotti †	54,371,999		246,997

† Each new Board member’s term commenced on January 1, 2007.

In addition Joseph S. DiMartino, David W. Burke, Gordon J. Davis, Joni Evans, Arnold S. Hiatt and Burton N. Wallack continue as Board members of the fund.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995) Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190 ———————

David W. Burke (70) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee.

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 81 ———————

William Hodding Carter III (71) Board Member (2006)

Principal Occupation During Past 5 Years:

  Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006-present)
  President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
  The Century Foundation, Emeritus Director
  The Enterprise Corporation of the Delta, Director

No. of Portfolios for which Board Member Serves: 28 ———————

Gordon J. Davis (65) Board Member (1995)

Principal Occupation During Past 5 Years:

  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 37
26

Joni Evans (64) Board Member (1991)
Principal Occupation During Past 5 Years:
  Principal, Joni Evans Ltd.
  Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 28 ———————

Arnold S. Hiatt (79) Board Member (1991)

Principal Occupation During Past 5 Years:

• Chairman of The Stride Rite Charitable Foundation

Other Board Memberships and Affiliations:
  Isabella Stewart Gardner Museum,Trustee
  John Merck Fund, a charitable trust,Trustee
  Business for Social Responsibility, Director
  The A.M. Fund,Trustee

No. of Portfolios for which Board Member Serves: 28 ———————

Ehud Houminer (66) Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 76 ———————

Richard C. Leone (66) Board Member (2006)

Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
  The American Prospect, Director
  Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 28

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Hans C. Mautner (69) Board Member (2006) Principal Occupation During Past 5 Years:
  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Partners LLC

No. of Portfolios for which Board Member Serves: 28 ———————

Robin A. Melvin (43) Board Member (2006)

Principal Occupation During Past 5 Years:

  Director, Boisi Family foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances

No. of Portfolios for which Board Member Serves: 28 ———————

Burton N. Wallack (56) Board Member (1991)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 28 ———————

John E. Zuccotti (69) Board Member (2006)

Principal Occupation During Past 5 Years:

  Chairman of Brookfield Financial Properties, Inc.
  Senior Counsel of Weil, Gotshal & Manges, LLP
  Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Visiting Nurse Service of New York, Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 28 ———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Samuel Chase, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JOSEPH M. CHIOFFI, Vice President and
December 2006.	Assistant Secretary since August 2005.
Chief Operating Officer,Vice Chairman and a	Associate General Counsel of the Manager,
director of the Manager, and an officer of 90	and an officer of 91 investment companies
investment companies (comprised of 190	(comprised of 206 portfolios) managed by the
portfolios) managed by the Manager. He is 58	Manager. He is 45 years old and has been an
years old and has been an employee of the	employee of the Manager since June 2000.

Manager since April 1, 1998.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 206 portfolios) managed by the
of 206 portfolios) managed by the Manager.	Manager. She is 43 years old and has been an
He is 60 years old and has been an employee	employee of the Manager since February 1984.

of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 206 portfolios) managed by the
(comprised of 206 portfolios) managed by the	Manager. He is 43 years old and has been an
Manager. He is 46 years old and has been an	employee of the Manager since February 1991.

employee of the Manager since October 1991.	ROBERT R. MULLERY, Vice President and
JAMES BITETTO, Vice President and	Assistant Secretary since August 2005.
Assistant Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel and Assistant	and an officer of 91 investment companies
Secretary of the Manager, and an officer of 91	(comprised of 206 portfolios) managed by the
investment companies (comprised of 206	Manager. He is 54 years old and has been an
portfolios) managed by the Manager. He is 40	employee of the Manager since May 1986.

years old and has been an employee of the	JEFF PRUSNOFSKY, Vice President and
Manager since December 1996.	Assistant Secretary since August 2005.
JONI LACKS CHARATAN, Vice President	Associate General Counsel of the Manager,
and Assistant Secretary since	and an officer of 91 investment companies
August 2005.	(comprised of 206 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 41 years old and has been an
and an officer of 91 investment companies	employee of the Manager since October 1990.
(comprised of 206 portfolios) managed by the
Manager. She is 51 years old and has been an
employee of the Manager since October 1988.

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since	JOSEPH W. CONNOLLY, Chief Compliance
November 2001.	Officer since October 2004.
Director – Mutual Fund Accounting of the	Chief Compliance Officer of the Manager and
Manager, and an officer of 91 investment	The Dreyfus Family of Funds (91 investment
companies (comprised of 206 portfolios)	companies, comprised of 206 portfolios). From
managed by the Manager. He is 48 years old	November 2001 through March 2004, Mr.
and has been an employee of the Manager	Connolly was first Vice-President, Mutual
since April 1985.	Fund Servicing for Mellon Global Securities

ERIK D. NAVILOFF, Assistant Treasurer	Services. In that capacity, Mr. Connolly was
since August 2005.	responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Taxable Fixed	services to third-party mutual fund clients. He
Income Funds of the Manager, and an officer	is 49 years old and has served in various
of 91 investment companies (comprised of 206	capacities with the Manager since 1980,
portfolios) managed by the Manager. He is 38	including manager of the firm’s Fund
years old and has been an employee of the	Accounting Department from 1997 through
Manager since November 1992.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2003.	Laundering Compliance Officer since
Senior Accounting Manager – Money Market	October 2002.
and Municipal Bond Funds of the Manager,	Vice President and Anti-Money Laundering
and an officer of 91 investment companies	Compliance Officer of the Distributor, and the
(comprised of 206 portfolios) managed by the	Anti-Money Laundering Compliance Officer
Manager. He is 42 years old and has been an	of 87 investment companies (comprised of 202
employee of the Manager since October 1988.	portfolios) managed by the Manager. He is 36
ROBERT SVAGNA, Assistant Treasurer	years old and has been an employee of the
since August 2005.	Distributor since October 1998.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 91 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 39 years old
and has been an employee of the Manager
since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 91 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

30

NOTES

For More		Information

Dreyfus		Transfer Agent &
Massachusetts Municipal		Dividend Disbursing Agent
Money Market Fund
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor
The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,512 in 2005 and $33,265 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,783 in 2005 and $3,347 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $52 in 2005 and $108 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $917,339 in 2005 and $375,571 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)